Rule 497(d)


                                    FT 549

                  Communications Select Portfolio, Series 9
                      Communications Portfolio, Series 9
                     Internet Select Portfolio, Series 13
                        Internet Portfolio, Series 13

               Supplement to the Prospectus dated July 18, 2001

      Notwithstanding anything to the contrary in the Prospectus, all shares of WorldCom, Inc. (Ticker: WCOME) have been removed from the portfolios of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from the Trust" in the Prospectus.

July 3, 2002